Exhibit 10.4
AMENDMENT #4 TO SERVICES AGREEMENT
This Amendment #4 to Services Agreement (this “Amendment”), is entered into as of November 17, 2014, by and between Pacira Pharmaceuticals, Inc., (the “Company”), MPM Asset Management LLC (“MPM”) and Gary Patou (“Consultant”).
This Amendment #4 amends the Services Agreement dated October 28, 2010 by and among the Company, MPM and Consultant, as amended on December 8, 2011, November 29, 2012 and September 11, 2013 (the “Original Agreement”). If there is any conflict between the provisions of this Amendment and those in the Original Agreement, the provisions of this Amendment govern. Except as expressly stated in this Amendment, capitalized terms used and not defined herein have the same meanings defined in the Original Agreement. Except as expressly amended herein, all other terms and provision of the Original Agreement remain in full force and effect.
RECITALS
A.    Consultant currently devotes approximately 80% of his business time to the Company for a monthly service fee of $26,467.33 through December 31, 2014. The parties wish to extend this agreement through December 31, 2015 and agree that from January 1, 2015 through December 31, 2015, the Consultant will devote approximately 50% of his business time to the Company for a monthly service fee of $15,880.40.
AGREEMENT
NOW, THEREFORE, in consideration of the representations, warranties and agreements contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:
1.    Section 4(a) is hereby amended to add that the amount of Monthly Services Fee is $15,880.40 from January 1, 2015 through December 31, 2015.
2.    Exhibit A is hereby amended to add that Consultant shall devote approximately 50% of his business time to the Company from January 1, 2015 through December 31, 2015.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

PACIRA PHARMACEUTICALS, INC.
By: /s/ David Stack
Dave Stack
President, CEO and Chairman

MPM ASSET MANAGEMENT LLC
By: /s/ Luke Evnin
Luke Evnin
Managing Director

CONSULTANT

/s/ Dr. Gary Patou
Dr. Gary Patou